FOURTH QUARTER 2014 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:

Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent
SEC filings. Such factors are incorporated herein by reference.
*
*

INVESTMENT HIGHLIGHTS
Midwestern financial services company built upon a strong commitment to our colleagues and the communities we serve
$26 billion in assets (Top 50 bank holding company in the U.S.)
225 banking offices serving approximately one million customers
Largest bank headquartered in Wisconsin
Franchise
Profitability
Asset quality
Capital and
liquidity
Capital ratios remain strong and above Basel III targets
Tier 1 common: 10.39%
TCE / TA: 7.57%
Robust loan growth and disciplined expense management resulting in attractive shareholder returns
Return on Tier 1 Common Equity of 10.4% for the third quarter
Robust organic loan growth during 2014, managing towards 8.0% average loan growth
Well controlled expenses with initiatives which should continue to benefit results
Disciplined Underwriting & Risk Management Resulting in Strong Asset Quality
NCOs / avg loans: 0.06% YTD 3Q 2014, down from 2.84% in 2009
Non-accruals: 1.07% nonaccruals / loans in 3Q 2014, down from 7.63% in 4Q 2009
Reserves / loans:  1.55% in 3Q 2014 compared to 4.06% in 2009
Ratings
Franchise evolution reflected in recent years’ positive ratings trajectory (now Baa1/BBB)
2

OUR FOOTPRINT AND FRANCHISE
ASBC
Deposits
($ in
billions)
ASBC
Branches
2
WI $12.0 160
IL $4.8 43
MN $1.4 22
Total $18.2 225
1 FDIC market share data 6/30/14
2 As of 9/30/14 (Period End)
>$1bn deposits
>$500mm deposits
3
Total Loan Distribution
($17.2 billion – Sept 2014 – Period End)
Wisconsin
In Footprint
Other
1
1

*
*

*
*
ATTRACTIVE MIDWEST MARKETS
•
Serve a Large Market Place:
(Footprint is ~ 20% of USA)
•
Manufacturing
Concentrated:
Top 3 states
(Indiana, Wisconsin, and Iowa)
for concentration of
manufacturing jobs and two
other states in the top 10
•
Favorable Employment
Dynamics:
Wisconsin,
Minnesota, Indiana, Iowa, and
Ohio all have unemployment
rates that are under 6%
•
Positive Economic Trends:
Continuing job growth across
the footprint
1 US Census Bureau 2012 ; 2 Area Development Online – Author: Mark Crawford (Winter 2013);    September 2014 US Bureau of Labor
Statistics; 4 Sept 2014 US Bureau of Labor Statistics  - “Regional and State Employment and Unemployment (Oct 21, 2014 News Release)
Manufacturing Share of Non-Farm Employment
4 of Top 5
4
2
1
3

*
*
ASSOCIATED AT ITS CORE
Community
bank values,
flexibility,
decision-
making,
attention to
relationships
and service
Big bank
products,
strength,
lending limits,
efficiency,
innovation,
depth of
expertise

DIVERSIFIED PORTFOLIO OF VALUE-ADDED
BUSINESSES
Corporate Banking
Consumer and
Commercial
Banking
Private Client and
Institutional
Services
Commercial
Deposits and
Treasury
Management
Capital Markets
Associated
Financial Group
Specialized
Lending
Verticals
Commercial Real
Estate
Specialized
Financial Services
Group
Branch
Banking
Commercial
Banking
Residential
Lending
Payments
and Direct
Channels
AIS -
Brokerage
Private Banking
Personal Trust
Asset
Management
Retirement Plan
Services
Community
Markets

*

Strong lending base in high-quality, low-volatility
diversified assets to provide foundation for
selective and prudent risk taking in higher risk
asset classes. (Meaningful allocations to
Mortgage, Multi-family and Manufacturing)
Core lending markets in Midwest with primary
emphasis placed on Wisconsin, Minnesota,
Illinois, Missouri, Iowa, Indiana, Ohio and
Michigan.  (85% of Q3 2014 Loans)
• Retail – 30-40%
• C&I – 30-40%
• CRE – 25-35%
DIVERSIFIED LOAN PORTFOLIO
7
Asset Mix
Geographic Mix
Industry Mix
Internal Portfolio Management Goals
• We are building a diversified loan portfolio that we believe will perform well through the next downturn in the credit cycle.
Current (Q3-2014)
• Retail – 37%
• C&I – 39%
• CRE – 24%
*

RESHAPING & REBUILDING THE LOAN
PORTFOLIO
1 Based on Average Balances, $ in Billions
Installment
HELOCs &
2     Liens
Residential
Mortgage &
HE 1 Liens
Construction
CRE
Investor
Commercial
& Business
Lending
$16.3
$15.2
$12.9
$14.9
$15.7
5%
7%
4%
11%
13%
13%
14%
14%
19%
35%
7%
17%
20%
32%
4%
18%
30%
33%
$16.6
$17.1
3%
9%
4%
19%
30%
35%
3%
7%
5%
19%
29%
37%
2%
6%
6%
18%
29%
39%
$13.4
6%
6%
18%
29%
39%
2%
34%
22%
19%
11%
13%
5%
8
nd
st
1
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*

LOAN PORTFOLIO GROWTH
AVERAGE LOAN GROWTH OF $1.4 BILLION OR 9% GROWTH FROM 4Q 13
3Q 2014 vs. 4Q 2013  Change in Average Net Loan Balances by Category
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Total
Commercial &
Business
Lending =
+13%
(+$770)
+12%
% Change
+101%
+8%
+6%
+47%
(5%)
+19%
9
($112)
*
*

COMMERCIAL LOAN DETAIL
C&BL Loans by Industry
($6.7 billion – Sept 2014 – Period End)
C&BL Loans by State
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
($6.7 billion – Sept 2014 – Period End)
CRE Loans by Industry
($4.0 billion – Sept 2014 – Period End)
CRE Loans by State
($4.0 billion – Sept 2014 – Period End)

*
*

RETAIL LOANS BY STATE
Residential Mortgage Loans
($4.3 billion – Sept 2014 – Period End)
Home Equity Loans
($1.7 billion – Sept 2014 – Period End)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
2 Approximately 40% is in first lien position
11
2
*
*

GROWING NET INTEREST INCOME WHILE
MARGIN COMPRESSES
Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
Net Interest Margin
Total Loan Yield Total Interest-earning Yield

*
*

STABLE DEPOSIT AND LIQUIDITY PROFILE
Loans / Deposits
Securities / Earnings Assets
•
Bank holding company cash and liquid
investments of $117mm
Deposits and Customer Funding Mix
• $18.7 billion at 9/30/2014
• ~990k deposit accounts with over $10 billion
of granular deposits (under $250k)
13
Strong Holding Company Liquidity
*
*

LOW-COST, CORE DEPOSIT FUNDING
Funding Composition Over Time
Cost of Deposits 0.63% 0.46% 0.27% 0.18% 0.15%
• Stable funding composition with 80% deposits and 20% from other low-cost sources
14
$ 15,225
$ 15,091
$ 16,940
$ 17,267
$ 18,201
$ 2,001
$ 1,500
$ 1,925
$ 2,700
$ 3,105
$ 430
$ 585
$ 585
$ 430
$ 1,401
$ 2,037
$ 1,101
$ 783
$ 1,048
$ 18,627
$ 19,058
$ 20,551
$ 21,336
$ 22,784
0.89%
0.70%
0.49%
0.31%
0.24%
2010 2011 2012 2013 3Q 2014
Deposits FHLB Borrowings Senior Debt Other Wholesale Funding Cost of Funds
*
*

Amortized Cost Composition – September 30, 2014 Investment Portfolio – September 30, 2014
Credit Rating
($ in thousands)
Fair Value
(000’s)
% of Total
Govt & Agency $4,722,638 83.5
AAA 105,712 1.9
AA
681,444 12.1
A 135,430 2.4
BAA1, BAA2 & BAA3 - -
BA1 & Lower 1,889 0.0
Non-rated 6,190 0.1
TOTAL Market Value
$5,653,304 100.0%
Type Amortized
Cost
(000’s)
Fair Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt & Agencies
$999 $996 0.67 2.36
Agency MBS
2,767,630 2,783,892 2.61 3.21
CMOs
960,063 959,630 2.36 2.96
GNMA CMBS
1,007,068 980,602 2.08 4.40
Municipals
890,196 922,318 5.07 4.88
Corporates
5,788 5,793 1.41 1.73
Other
18 73
TOTAL HTM &
AFS
$5,631,762 $5,653,304 2.86 3.64
INVESTMENT SECURITIES PORTFOLIO
Portfolio Ratings Composition – September 30, 2014
Type Fair Value
(000’s)
% of Total
0% RWA $1,178,798 20.9
20% RWA 4,426,389 78.2
50% RWA
20,342 0.4
=>100% RWA 6,258 0.2
Not subject to RW 21,517 0.4
TOTAL Market Value
$5,653,304
100.0%
Risk Weighting Profile – September 30, 2014

*
*

CREDIT QUALITY TRENDS ($ IN MILLIONS) 16 * *

NONINTEREST INCOME AND EXPENSE COMPOSITION YTD SEPTEMBER 2014 Noninterest Income by Category Noninterest Expense by Category ($221 million) ($507 million) 17 * *

Areas of Focus
PURSUING EFFICIENCY GAINS
Efficiency Ratio¹
at 3Q 2014 =
69%
Goal =
Peer Average
or Better
1
– Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure. Efficiency Ratio 2014 is YTD Sept 2014.
Back Office Initiatives:
Implementing technology
solutions in labor intensive
processes
Real Estate Initiatives:
Actions to optimize our real
estate holdings and capacity
Distribution Initiatives:
Optimize the ways that we
interact with our customers

*
*

BRANCH EVOLUTION
• Eagle River, Wisconsin
• Milwaukee, Wisconsin
Branches coming in 2014: Lower construction costs, higher visibility profile
• Madison, Wisconsin (UW Campus)
Express Branch:  Demonstration Kiosk – “Hands On” & Automated Teller Machine

*
*

RATIONALIZING THE FOOTPRINT Consolidated or sold 29% of branches since 2007 1 Branch counts are as of period end. 20 1 * *

CAPITAL MANAGEMENT PRIORITIES
Funding
Organic Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and
Redemptions
2012 2013
• Fund Loan Growth and other Capital Investments
•
Repurchased $60
mm of Common
Stock
•
Redeemed $205
mm in Trust
Preferred
•
Repurchased
$120 mm of
Common Stock
•
Retired $26 mm
in Sub-Debt
•
Increased
quarterly dividend
in Q4 2012
•
Paid $0.23/
common share
•
Increased
quarterly dividend
in Q4 2013
•
Paid $0.33/
common share
• Focused on Cost Take-out Driven Depository M&A
• Maintaining Discipline in Pricing of any Transaction
2014
•
Repurchased $209
mm of Common Stock
through October 2014
•
Retired $155 mm in
Senior Notes in Q1
2014
•
Increased
quarterly dividend
in Q4 2014
•
Will pay $0.37/
common share

*
*

STRONG CAPITAL POSITION
($ IN MILLIONS)
Tier 1 Common Tier 1 Risk Based Capital
Total Risk Based Capital Tier 1 Leverage
($ mm) $ 1,904 $ 1,913 $ 1,912 $ 1,920 $ 1,873 ($ mm) $ 1,966 $ 1,975 $ 1,974 $ 1,981 $ 1,935
($ mm) $ 2,199 $ 2,185 $ 2,187 $ 2,205 $ 2,160
($ mm) $ 1,966 $ 1,975 $ 1,974 $ 1,981 $ 1,935

*
*

RATINGS AGENGY PERSPECTIVE
Franchise turnaround reflected in improved ratings approaching pre-crisis levels
A1 / A+
Baa3 / BBB-
B2 / B
BBB+
A2
BB+
A2
BB-
Baa1
BBB
BBB
BBB BBB
Baa1 Baa1 Baa1 Baa1
S&P Moody’s¹
Source: S&P and Moody’s
¹ Provisional rating shown for Moody’s in 2008-2010
Associated Banc-Corp Associated Bank NA
S&P Moody’s S&P Moody’s September 30, 2014
Senior unsecured
Subordinated debt
Outlook
BBB
BBB-
Stable
Baa1
Baa2
Stable
BBB+
NR
Stable
A3
NR
Stable

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EXPERIENCED MANAGEMENT TEAM

Phil Flynn
CEO
Joined Associated
in 2009
• 30+ Years Banking Experience
• Union Bank of California (Vice Chairman and Chief Operating Officer)
Oliver Bueschse
Chief Strategy Officer
Joined Associated
in 2010
• 10+ Years Banking Experience
• Union Bank of California (Head of Strategy)
Christopher Del-Moral Niles
Chief Financial Officer
Joined Associated
in 2010
• 20+ Years Financial Services Experience
• First American Trust Corporation (Corporate Treasurer)
• Union Bank of California( Director of Liability Management)
Patrick Derpinghaus
Chief Audit Executive
Joined Associated
in 2011
• 30+ Years Banking Experience
• US Bank (Audit Director), The Bankers Bank of Atlanta (Chief Financial Officer)
Judith Doctor
Chief Human Resources Officer
Joined Associated
in 1982
• 30+ Years Banking Experience
• Associated Bank (Senior Management positions in Human Resources)
Randall Erickson
General Counsel and Corporate Secretary
Joined Associated
in 2012
• 30+ Years Leadership Experience
• M&I ( Chief Administrative Officer and General Counsel), Godfrey & Kahn (Partner), McDermott, Will &
Emery
Breck Hanson
Head of Commercial Real Estate
Joined Associated
in 2010
• 35+ Years Banking Experience
• Head of Real Estate for La Salle Bank
Arthur Heise
Chief Risk Officer
Joined Associated
in 2011
• 40+ Years of Leadership Experience
• US Bank (Director of Enterprise Risk Services and Enterprise Security Services)
Scott Hickey
Chief Credit Officer
Joined Associated
in 2008
• 35+ Years Banking experience
• US Bank (Chief Credit Officer)
Tim Lau
Head of Community Markets
Joined Associated
in 1989
• 25+ Years Banking Experience
• Associated Bank (Senior Management positions in Retail Banking, Commercial Banking and Private Client
and Institutional Services)
Donna Smith
Head of Corporate Banking
Joined Associated
in 2011
• 30+ Years Banking Experience
• LaSalle Bank ( Market Executive for Midwest)
David Stein
Head of Retail Banking
Joined Associated
in 2005
• 20+ Years Banking Experience
• JPMorgan Chase / Bank One
John Utz
Head of Specialized Industries & Commercial Financial
Services
Joined Associated
in 2010
• 20+ Years Banking Experience
• Union Bank of California (Head of Capital Markets)
James Yee
Chief Information and Operation Officer
Joined Associated
in 2010
• 35+ Years Operations and Technology Experience
• Union Bank of California ( Chief Information Officer)
William Bohn
Head of PCIS and President of AFG
Joined Associated
in 1997
• 20+ Years Banking Experience
• Firstar Trust Company ( Legal/Compliance Manager)
*
*

WHY ASSOCIATED
Reasons to Invest
1 – Return on Tier 1 Common Equity (ROT1CE) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.
EPS and Dividends Paid & ROT1CE
Return on Tier 1
Common Equity
$0.20
$0.26
$0.27
$0.31
Diluted
Earnings
per
Common
Share
Dividends per Common Share
• Leading Midwest Bank Operating in
Attractive Markets
• Core Organic Growth Opportunity
• Disciplined Loan and Deposit Pricing
• Committed to Efficiency Ratio
Improvement
• Strong Credit Quality and Capital Profile
• Disciplined Capital Deployment
• Improving Earnings Outlook
Management Team Focused on Creating
Long-Term Value
25
1
*
*

OUR VISION
ASSOCIATED
will be the most admired
Midwestern financial services company,
distinguished by sound, value-added financial
solutions with personal service for our customers,
built upon a strong commitment to our colleagues
and the communities we serve, resulting in
exceptional value for our shareholders.

*
*

APPENDIX 27 ************** ************** ************** ************** ************** ************** ************** ************** ************** ************** **************

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS
3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 71.45% 73.70% 70.41% 69.70% 69.44%
Taxable equivalent adjustment (1.50) (1.49) (1.35) (1.32) (1.36)
Asset gains, net 0.59 0.80          0.22 0.26 1.36
Other intangible amortization (0.44) (0.42) (0.42) (0.41) (0.40)
Efficiency ratio, fully taxable equivalent (1) 70.10% 72.59% 68.86% 68.23% 69.04%
2009 2010 2011 2012 2013 YTD 3Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 56.65% 65.68% 73.33% 72.92% 71.05% 69.85%
Taxable equivalent adjustment (1.30) (1.60) (1.72) (1.60) (1.46) (1.34)
Asset gains (losses), net (0.93) (0.79) (0.95) (0.90) 0.40 0.61
Other intangible amortization (0.50) (0.50) (0.51) (0.43) (0.42) (0.41)
Efficiency ratio, fully taxable equivalent (1) 53.92% 62.79% 70.15% 69.99% 69.57% 68.71%
28
*
*
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position.  Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

YTD 3Q 2014 HIGHLIGHTS AND OUTLOOK
• Loan Growth of ~ $1.4 bn YoY
• Deposit Growth of ~ $300 mm YoY
– Total average deposits of
$17.9 bn, up 2% YoY
• 3Q net interest income up $12 mm
or 8%  YoY
• Disciplined Expense Management
– FTEs down 7% from 3Q13
• Consistent Capital Deployment
– Repurchased $159 mm of
common stock Sept YTD
2014 Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth
• Defending NIM compression in
low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on deploying
capital to drive long-term
shareholder value
29
Repurchased $50 million
of common stock in
October 2014
Total average loans of
$17.1 bn, up 9% YoY
*
*

SEGMENT PROFITABILITY
YTD SEPTEMBER 2014
Community and
Consumer Banking
Earning Assets* = $8.0 bn
Total Revenue = $407.2 mm
Net Income = $23.0 mm
ROT1CE:  5.4%
Risk Management &
Shared Services
Earning Assets* = $5.9 bn
Total Revenue = $76.8 mm
Net Income = $49.8 mm
ROT1CE:  10.5%
Corporate and
Commercial Banking
Earning Assets* = $8.6 bn
Total Revenue = $242.9 mm
Net Income = $69.0 mm
ROT1CE:  12.5%
ASBC –
Consolidated Total
Earning Assets* = $22.5 bn
Total Revenue = $727.0 mm
Net Income = $141.8 mm
ROT1CE: 9.8%
* Average Earning Assets

*
*

COMMERCIAL LINE UTILIZATION TRENDS
Line utilization increased in Commercial & Business Lending
Change from 2Q 14
Commercial Real
Estate (including
construction)
- 320 bps
Commercial  &
Business Lending
+ 170 bps

*
*

NONINTEREST INCOME TRENDS
($ IN MILLIONS)
Core Fee-based     Revenue
Mortgage Banking (net) Income
Total Noninterest Income
1
– Core Fee-based Revenue = Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.
2
– Other Noninterest Income = Total Noninterest Income minus Core Fee-based Revenue. This is a non-GAAP measure. Please refer to the press release tables for a reconciliation to noninterest income.
Other Noninterest Income
32
1
2
*
*

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)
Technology Spend
Total Noninterest Expense
Other Non-Personnel Spend
Personnel Spend / FTE Trend
1 – Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2 – FTE = Average Full Time Equivalent Employees
3 – Technology Spend = Technology and Equipment expenses
4 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
Efficiency Ratio
33
1
4
3
2
*
*

DISCIPLINED CAPITAL DEPLOYMENT
Jan –Jun  2013 Jul –Dec  2013 Jan –Sep  2014 Oct 2014
$60 mm $60 mm $159 mm $50 mm
11.49% 11.46% 10.39% 9.93%
1 Estimated pro forma calculation;    Basel I ratio calculation; Shares repurchased
since end of 2012.  Shares Outstanding on 12/31/2012 were 169.3 million.
• ASBC Basel III Tier 1 Common Ratio Goal = 8 – 9.5%
$329 mm
Repurchased
19.4 mm
Shares
Repurchased
2013-2014
YTD Totals
$ Repurchased
Shares
Outstanding,
end of period
(in Millions)
Tier 1 Common
Ratio
34
2
3
1
2
3
Recent
Transactions
*
*